UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (date of earliest event reported): August 21, 2024

SHUTTLE PHARMACEUTICALS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41488	82-5089826
(State or other jurisdiction of incorporation)	Commission File Number	(IRS Employer Identification No.)

401 Professional Drive, Suite 260

Gaithersburg, MD 20879

(Address of principal executive offices) (Zip Code)

(240) 430-4212

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.00001 per share	SHPH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard.

On August 21, 2024, the Company received a letter (the “Nasdaq Notice”) from the Listing Qualifications Department of the Nasdaq Stock Market, LLC (“Nasdaq”) that the Company is not in compliance with Nasdaq Listing Rule 5250(c)(1) as a result of the Company’s failure to timely file its Quarterly Report on Form 10-Q for the period ended June 30, 2024 (the “Q2 Quarterly Report”).

The Company’s non-compliance with the Listing Rule resulted from the Company’s re-audit of its financial statements for the year ended December 31, 2022, which, as previously disclosed, arose following the SEC’s imposition of sanctions against B.F. Borgers CPA, PC, the Company’s auditor for the 2022 fiscal year. Following the SEC sanctions, the Company’s current auditor, Forvis Mazars, LLP (“Forvis”), began the process of re-auditing the Company’s 2022 financial statements and the Company is now preparing an amended Annual Report on Form 10-K/A for the year ended December 31, 2023 and an amended Quarterly Report on Form 10-Q for the period ended March 31, 2024, each of which will include re-stated financial information resulting from the re-statement of the Company’s 2022 financial statements. The Company anticipates these reports will be filed in the next several days, after which time the Company will be in a position to file the Q2 Quarterly Report. After the Q2 Quarterly Report is filed, the Company expects to automatically regain compliance with the Listing Rule.

Should the Company require additional time to file the Q2 Quarterly Report, Nasdaq rules require the Company to submit a proposed plan of compliance to Nasdaq within 60 days of receipt of the Notice and could then receive up to 180 days to regain compliance with the Listing Rule.

The Nasdaq Notice has no immediate effect on the listing of the Company’s common stock on the Nasdaq Capital Market.

The Company issued a press release regarding the Nasdaq Notice which is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated August 26, 2024
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	August 26, 2024

SHUTTLE PHARMACEUTICALS HOLDINGS, INC.

By:	/s/ Timothy J. Lorber
Name:	Timothy J. Lorber
Title:	Chief Financial Officer

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